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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Xponential, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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XPONENTIAL, INC.
2175 Old Concord Road, Suite 200
Smyrna, Georgia 30080

March 15, 2004

Dear Stockholders:

        You are cordially invited to attend the Annual Meeting of Stockholders (the "Annual Meeting") of Xponential, Inc. (the "Company") to be held on Friday, April 23, 2004 at 10:00 a.m. local time, at the Harvey Hotel—DFW Airport, 4545 John Carpenter Freeway, Irving, Texas 75063.

        The attached Notice of Annual Meeting and Proxy Statement fully describe the formal business to be conducted at the Annual Meeting.

        Directors and officers of the Company, as well as a representative of the Company's independent accountants, will be present at the Annual Meeting to respond to any questions you may have.

        It is important that your shares be represented and voted at the meeting. Whether or not you plan to attend the Annual Meeting, please complete, sign, date and promptly return the accompanying proxy in the enclosed postage-paid envelope. Returning the proxy does NOT deprive you of your right to attend the Annual Meeting. If you decide to attend the Annual Meeting and wish to change your proxy vote, you may do so automatically by voting in person at the meeting.

        On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the business operations of the Company. We look forward to seeing you at the Annual Meeting.

                      Sincerely,

                      Dwayne A. Moyers,
                      Chairman of the Board

XPONENTIAL, INC.
2175 Old Concord Road, Suite 200
Smyrna, Georgia 30080

Notice of Annual Meeting of Stockholders
To Be Held April 23, 2004

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Xponential, Inc., a Delaware corporation (the "Company"), will be held on Friday, April 23, 2004 at 10:00 a.m. local time, at the Harvey Hotel—DFW Airport, 4545 John Carpenter Freeway, Irving, Texas 75063 for the following purposes:

  1.
  To elect the directors of the Company;

  2.
  To approve the appointment of Grant Thornton LLP as independent public accountants of the Company for its fiscal year ending June 30, 2004; and

  3.
  To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

        Only stockholders of record at the close of business on March 5, 2004 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

        The enclosed proxy is solicited by the Board of Directors of the Company. Reference is made to the accompanying Proxy Statement for further information with respect to the business to be transacted at the Annual Meeting.

        YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU EXPECT TO ATTEND, THE COMPANY DESIRES TO HAVE MAXIMUM REPRESENTATION AT THE MEETING AND REQUESTS THAT YOU SIGN, DATE, AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE POSTAGE PAID ENVELOPE PROVIDED. NO ADDITIONAL POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. A PROXY MAY BE REVOKED BY A STOCKHOLDER AT ANY TIME PRIOR TO ITS USE AS SPECIFIED IN THE ENCLOSED PROXY STATEMENT.

                      By Order of the Board of Directors,

                      Dwayne A. Moyers,
                      Chairman of the Board

March 15, 2004
Smyrna, Georgia

YOUR VOTE IS IMPORTANT. PLEASE SIGN, DATE AND RETURN PROMPTLY
THE ENCLOSED PROXY CARD IN THE POSTAGE PAID ENVELOPE PROVIDED.

XPONENTIAL, INC.
2175 Old Concord Road, Suite 200
Smyrna, Georgia 30080

PROXY STATEMENT
April 23, 2004

INTRODUCTION

        This Proxy Statement is furnished to the stockholders of Xponential, Inc., a Delaware corporation (the "Company"), in connection with the solicitation by the Company of proxies to be used in voting at the Annual Meeting of Stockholders (together with any and all adjournments thereof, the "Annual Meeting") to be held at 10:00 a.m., local time, on Friday, April 23, 2004, at the Harvey Hotel—DFW Airport, 4545 John Carpenter Freeway, Irving, Texas 75063 for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement, the foregoing notice, the enclosed form of proxy and a copy of the Company's Annual Report to Stockholders for the fiscal year ended June 30, 2003 are being mailed to the stockholders of the Company on or about March 15, 2004. THE ENCLOSED PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

OUTSTANDING SHARES

        As of March 5, 2004 (the "Record Date"), the Company had 2,322,862 shares of Common Stock, $0.01 par value per share (the "Common Stock"), issued and outstanding and 500,042 shares of Series B Preferred Stock, par value $0.01 per share (the "Series B Preferred") issued and outstanding. The Common Stock and the Series B Preferred constitute all of the securities of the Company entitled to vote at the Annual Meeting. Only stockholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting.

        Each share of Common Stock entitles the holder thereof to one vote with respect to each proposal presented in this Proxy Statement to be voted upon at the Annual Meeting. Except for the election of directors, each share of Series B Preferred entitles the holder thereof to 3.44 votes with respect to each proposal presented in this Proxy Statement to be voted upon at the Annual Meeting. Except for the election of directors, the Common Stock and the Series B Preferred vote together as a single class with respect to each of such proposals.

        Holders of shares of Common Stock, voting as a class and without cumulative voting, are entitled to elect three directors at the Annual Meeting and holders of shares of Series B Preferred, voting as a class and without cumulative voting, are entitled to elect four directors at the Annual Meeting. Each share of Common Stock and Series B Preferred entitles the holder thereof to cast one vote with respect to the election of directors.

ACTION TO BE TAKEN UNDER THE PROXY

        Unless previously revoked, the shares represented by the enclosed proxy will be voted in accordance with the stockholder's directions if the proxy is duly executed and returned prior to the Annual Meeting. If no directions are specified, the shares will be voted FOR the election of the director nominees recommended by the Board of Directors and FOR approval of the appointment of Grant Thornton LLP as independent public accountants of the Company for its fiscal year ending June 30, 2004.

        The accompanying proxy will also be voted in connection with the transaction of such other business as may properly come before the Annual Meeting, or any adjournment or adjournments thereof. Management knows of no other matters to be considered at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournment or adjournments thereof, the persons named in the accompanying proxy will vote such proxy in accordance with their best judgment on any such matter. The persons named in the accompanying proxy will also, if in their judgment it is deemed advisable, vote to adjourn the meeting from time to time.

REVOCATION OF PROXIES

        A stockholder who executes a proxy has the power to revoke it at any time prior to its being exercised by giving written notice to the Secretary of the Company or by timely delivering a valid, later-dated proxy. A stockholder may also revoke a previously given proxy by appearing and voting at the Annual Meeting. Attendance at the Annual Meeting by a stockholder will not, in and of itself, constitute a revocation by such stockholder of any proxy previously given.

QUORUM AND VOTING REQUIREMENTS

        A quorum for the Annual Meeting requires the presence in person or by proxy of the holders of majority of the shares entitled to vote at the Annual Meeting. If a quorum is not present, the Annual Meeting may be adjourned from time to time without further notice, if the time and place of the adjourned meeting are announced at the meeting, until a quorum is obtained. Votes cast at the Annual Meeting will be tabulated by the persons appointed by the Company to act as inspectors of election for the Annual Meeting. The inspectors of election will treat shares of voting stock represented by a properly signed and returned proxy as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Likewise, the inspectors of election will treat shares of voting stock represented by "broker non-votes" (i.e., shares of voting stock held in record name by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote; (ii) the broker or nominee does not have discretionary voting power under applicable rules or the instrument under which it serves in such capacity; or (iii) the recordholder has indicated on the proxy card or has executed a proxy and otherwise notified the Company that it does not have authority to vote such shares on that matter) as present for purposes of determining a quorum.

        Directors will be elected by a favorable vote of a plurality of the shares of voting stock present and entitled to vote, in person or by proxy, at the Annual Meeting. Accordingly, abstentions or broker non-votes as to the election of directors will not affect the election of the candidates receiving the plurality of votes. Proposal 2 requires the affirmative vote of the holders of a majority of the shares of voting stock entitled to vote thereon that are present in person or represented by proxy at the Annual Meeting and that are voted for or against such proposal. Therefore, abstentions and broker non-votes as to Proposal 2 will be deemed shares not entitled to vote on such proposal, will not be counted as votes for or against such proposal, and will not be included in calculating the number of votes necessary for approval of such proposal.

SOLICITATION OF PROXIES

        The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional soliciting material furnished to stockholders. The Company has hired Continental Stock Transfer & Trust Company ("Continental") to solicit proxies. The Company will pay Continental a fee of approximately $3,000, plus reasonable expenses, for these services. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs of forwarding the solicitation material to such beneficial owners.

The original solicitation of proxies by mail may be supplemented by solicitation by telephone, telegram, or other means by directors, officers, employees or agents of the Company. No additional compensation will be paid to these individuals for any such service. Except as described above, the Company does not presently intend to solicit proxies other than by mail.

RECENT DEVELOPMENTS

        On July 9, 2001 the Company filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Northern District of Texas, Fort Worth Division (the "Bankruptcy Court") in the case of Xponential, Inc., Debtor, Case No. 01-44957-BJH-11. The Plan of Reorganization was filed on February 15, 2002 and was amended on April 3, 2002 (the "Reorganization Plan"). A confirmation hearing for the Reorganization Plan was held on May 20, 2002 and the Reorganization Plan was confirmed by order of the Bankruptcy Court as of that date ("Confirmation Order"). The Reorganization Plan became effective on May 31, 2002 (the "Effective Date").

        Under the terms of the Reorganization Plan, the Company cancelled all equity interests of its common and preferred stockholders and interests of any holders of options or warrants on the Effective Date for no value. The Company issued a total of 2,079,948 shares of Common Stock to its unsecured creditors in satisfaction of their unsecured claims.

        Effective August 30, 2002, C/M Holdings, Inc., a Texas corporation ("CMHI"), an affiliate of Jeffrey A. Cummer and Dwayne A. Moyers, directors and officers of the Company, was merged with and into the Company (the "Merger"). In connection with the Merger, the equity holders of CMHI received new classes of Series A Preferred and Series B Preferred in exchange for their shares of common stock of CMHI. A value of $2,500,000 was assigned to the shares of Series B Preferred issued to the shareholders of CMHI. Both Series A Preferred and Series B Preferred have a $5.00 liquidation value and bear an annual $0.25 per share cumulative dividend. The Series A Preferred is redeemable for cash in installments from 2005 to 2010 and not convertible into other securities of the Company. The Series B Preferred is convertible into approximately 45% of the Common Stock of the Company, subject to anti-dilutive adjustments for subsequent issuances. As of the Record Date, Mr. Cummer and Mr. Moyers collectively own of record and beneficially 205,606 shares of Series B Preferred, which are convertible into 707,278 shares, or 18.6%, of the Common Stock of the Company.

        On May 24, 2002 the Board of Directors changed the Company's fiscal year end from the Saturday nearest January 31 to June 30.

        On February 12, 2004 John Boudreau resigned as a director of the Company, and on March 5, 2004 he resigned as the Company's President and Chief Executive Officer. On March 5, 2004 Dwayne A. Moyers was appointed Chief Executive Officer of the Company.

REFERENCES TO FISCAL YEARS

        As used herein, "Fiscal 2000" refers to the twelve month period ended February 3, 2001, and "Fiscal 2001" refers to the twelve month period ended February 2, 2002. On May 24, 2002 the Board of Directors approved a change in the Company's fiscal year-end to June 30. "Fiscal 2002" refers to the twelve month period ended June 30, 2002 and "Fiscal 2003" refers to the twelve month period ended June 30, 2003.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

Nominees

        Action will be taken at the Annual Meeting for the election of five (5) directors, each of whom will serve for a one-year term. Pursuant to Article IV.C.5(b) of the Amended and Restated Certificate

of Incorporation of the Company, the holders of Series B Preferred, voting as a class and without cumulative voting, are entitled to elect four directors and the holders of Common Stock, voting as a class and without cumulative voting, are entitled to elect three directors.

        In December 2003 Donnelly McMillen, then a director of the Company, died, and in February 2004 John Boudreau resigned as a director of the Company. The Nominating and Governance Committee is currently conducting a search for two qualified individuals to serve on the Board of Directors of the Company, but as of the date of this Proxy Statement has not identified such individuals. The Committee anticipates that it will recommend to the Board of Directors two individuals to serve as directors of the Company in the near future. These individuals will be submitted to a vote of the Board of Directors and, if approved, will serve for the unexpired term of their respective predecessors in office. At the next annual meeting of stockholders (anticipated to be held in November 2004), all directors, including the two newly appointed directors, will be submitted to a vote of the stockholders.

        The Company's Nominating and Governance Committee and the Board of Directors have nominated the five persons named below to stand for election as directors at the Annual Meeting. Each of the persons nominated presently serves as a director of the Company. It is intended that the attorneys-in-fact named in the proxy will vote FOR the election of the director nominees listed below, unless instructions to the contrary are given therein. These nominees have indicated that they are able and willing to serve as directors. However, if some unexpected occurrence should require the substitution of some other person or persons for any one or more of the nominees, it is intended that the attorneys-in-fact will vote FOR such substitute nominees as the Nominating and Governance Committee and the Board of Directors may designate. All directors elected at the Annual Meeting will hold office for their respective terms and until their respective successors are elected and have qualified.

Series B Preferred Director Nominees

Name	Age	Business Experience	Director Since
Jeffrey A. Cummer	46	Mr. Cummer was appointed as a Vice President and Director of the Company in August 2002. Mr. Cummer served as President and a director of C/M Holdings, Inc. from November 1990 until its merger with and into the Company in August 2002. He has served as President of Hulen Capital Partners, Inc. (formerly Cummer/Moyers Capital Partners, Inc.) since July 1994. Mr. Cummer has served as President, Cummer/Moyers Division, of Sanders Morris Harris Inc. since October 2000. He also served as President of Cummer/Moyers Securities, Inc. and Cummer/Moyers Capital Advisors, Inc. from September 1996 and October 1996, respectively, until October 2000. Mr. Cummer is a Certified Financial Planner. He is also a registered investment advisor agent through SMH Capital Advisors, Inc.	August 2002
Dwayne A. Moyers	35
		Mr. Moyers was appointed as Chief Executive Officer of the Company in March 2004 and as Chairman of the Board in September 2002. He was appointed as a Vice President of the Company in August 2002 and as a Director in March 2001. He has served as President and as a Director of Xponential Advisors, Inc. since October 2003 and as Executive Vice President, Chairman of the Board and as a Director of PawnMart, Inc. since January 2003. Mr. Moyers served as Vice President, Secretary and Treasurer of C/M Holdings, Inc. from November 1994 until its merger with and into the Company in August 2002, and served as a director of that company from May 1997 until August 2002. He has served as Vice President of Hulen Capital Partners, Inc. since July 1994. Mr. Moyers has served as Vice President, Cummer/Moyers Division, of Sanders Morris Harris Inc. since October 2000. He also served as Vice President of Cummer/Moyers Securities, Inc. and Cummer/Moyers Capital Advisors, Inc. from September 1996 and October 1996, respectively, until October 2000. Mr. Moyers is a registered investment advisor agent through SMH Capital Advisors, Inc. He has served as a director of American IronHorse Motorcycle Company, Inc. since March 1998.	March 2001

Common Stock Director Nominees

Name	Age	Business Experience	Director Since
James R. Richards	58	Mr. Richards was appointed as a Director of the Company in May 2001. Mr. Richards is Managing Director of Texas Business Capital, Inc., a merchant banking firm. Mr. Richards served as Managing Director of Dillon-Gage Securities, Inc., an NASD broker/dealer from 1999 to 2001; and as Managing Director of Corporate Finance, Inc., a private investment banking firm from 1994 to 1999. He is a former certified public accountant, and worked with Deloitte & Touche, Certified Public Accountants, for over ten years.	May 2001
Robert W. Schleizer	50
		Mr. Schleizer was appointed as Executive Vice President, Chief Financial Officer, Treasurer and as a Director of the Company in January 2001. Mr. Schleizer has served as Chief Financial Officer, Secretary, Treasurer and as a Director of Xponential Advisors, Inc. since October 2003; as Executive Vice President, Chief Financial Officer, Secretary and Treasurer and as a Director of PawnMart, Inc. since January 2003; and as Chief Financial Officer and Secretary of American IronHorse Motorcycle Company, Inc. since January 2004. Mr. Schleizer is a partner with Tatum CFO Partners, LLP, a national firm of Chief Financial Officers, and has extensive restructuring experience. He is a Certified Insolvency Recovery Adviser.	January 2001
Carroll Dawson	49
		Mr. Dawson was appointed as a Director of the Company in November 2002. Mr. Dawson has served as President of AB-CO Markets, Inc., a Blockbuster Video franchisee, since December 1992; as general partner of Dawson Properties, Ltd., which owns real estate and securities investments, since April 1996; and as a director of the Bank of Weatherford in Weatherford, Texas since June 2000.	November 2002

        No director presently holds any other directorships in companies with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), or subject to the requirements of Section 15(d) thereof.

        Nominees receiving the largest number of affirmative votes cast will be elected as directors up to the maximum number of directors to be chosen at the election. Accordingly, any shares not voted affirmatively, whether by abstention, broker non-vote or otherwise, will not be counted as affirmative votes cast for any director.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF SERIES B PREFERRED VOTE "FOR" THE ELECTION AS DIRECTORS OF THE TWO PERSONS NAMED AS SERIES B PREFERRED DIRECTOR NOMINEES UNDER "PROPOSAL NO. 1: ELECTION OF DIRECTORS."

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE HOLDERS OF COMMON STOCK VOTE "FOR" THE ELECTION AS DIRECTORS OF THE THREE PERSONS NAMED AS COMMON STOCK DIRECTOR NOMINEES UNDER "PROPOSAL NO. 1: ELECTION OF DIRECTORS."

Meetings and Committees of the Board

        The Board has standing Audit, Compensation, and Nominating and Governance Committees. The Board has adopted written charters for the Audit, Compensation and Nominating and Governance Committees. These charters are available on the Company's web site described below. Each director attended at least 75% of the Board meetings and meetings of committees on which each served in Fiscal 2003. The Board held six meetings during Fiscal 2003. The Board did not take action by written consent during Fiscal 2003.

        The Board has determined that two of five of the current directors of the Company are independent under the listing standards of The NASDAQ Stock Market. The independent directors are: Mr. Richards and Mr. Dawson.

        The non-management members of the Board met in executive session without management at the four meetings of the Audit Committee during Fiscal 2003. In accordance with the Company's Corporate Governance Guidelines, executive sessions are chaired by the chairperson of a Board committee selected annually on a rotating basis. Mr. Richards, the chairman of the Audit Committee, will be the chairman of the executive sessions held in Fiscal 2004.

        Any interested party that wishes to communicate directly with the chairperson of the executive sessions or with the non-management directors as a group may do so by sending an e-mail to independentdirectors@xponential.us. Mr. Richards will forward the communications directed to the non-management directors to the current chairperson of the executive sessions.

        Certain documents relating to corporate governance matters are available on the Company's web site at www.xponential.us. These documents include the following:

  •
  Amended and Restated Articles of Incorporation, and all amendments thereto;

  •
  Bylaws;

  •
  Corporate Governance Guidelines;

  •
  Code of Business Conduct and Ethics;

  •
  Charter of the Nominating and Governance Committee, including the guidelines for selecting board candidates;

  •
  Charter of the Audit Committee; and

  •
  Charter of the Compensation Committee.

        Information contained on the Company's web site is not deemed to be a part of this Proxy Statement.

        During Fiscal 2003 the Audit Committee consisted of Mr. Richards (Chairman), Mr. Dawson, and Mr. McMillen. Mr. McMillen died in December 2003 and his position on the Audit Committee has not yet been filled. Each member of the Audit Committee is "independent" within the meaning of the applicable listing standards of The NASDAQ Stock Market and the rules of the Securities and Exchange Commission. The Board has determined that Mr. Richards is an "audit committee financial expert" and "independent" as defined under the applicable rules of the Securities and Exchange Commission. The charter of the Audit Committee is attached to this Proxy Statement as Appendix A. The Audit Committee charter is also available on the Company's website at www.xponential.us.

        The functions of the Audit Committee include: (i) appointing the independent auditors for the annual audit and approving the fee arrangements with the independent auditors; (ii) monitoring the independence, qualifications, and performance of the independent auditors; (iii) reviewing the planned scope of the annual audit; (iv) reviewing the financial statements to be included in the Company's

Quarterly Reports on Form 10-QSB and the Company's Annual Report on Form 10-KSB, any significant adjustments proposed by the independent auditors and the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations;" (v) making a recommendation to the Board regarding inclusion of the audited financial statements in the Company's Annual Report on Form 10-KSB; (vi) reviewing recommendations, if any, by the independent auditors resulting from the audit to ensure that appropriate actions are taken by management; (vii) reviewing matters of disagreement, if any, between management and the independent auditors; (viii) meeting privately on a periodic basis with the independent auditors, internal audit staff and management to review the adequacy of the Company's internal controls; (ix) monitoring the Company's internal audit and accounting management and controls; (x) monitoring the Company's policies and procedures regarding compliance with the Foreign Corrupt Practices Act and compliance by the Company's employees with the Company's Code of Business Conduct and Ethics; and (xi) monitoring any litigation involving the Company's which may have a material financial impact on the Company's or relate to matters entrusted to the Audit Committee. The Audit Committee held four meetings during Fiscal 2003 and took no action by written consent during Fiscal 2003.

        During Fiscal 2003 the Compensation Committee consisted of Mr. Richards (Chairman), Mr. Dawson and Mr. McMillen. Mr. McMillen died in December 2003 and his position on the Compensation Committee has not yet been filled. Each member of the Compensation Committee is "independent" within the meaning of the applicable listing standards of The NASDAQ Stock Market. The functions of the Compensation Committee are to: (i) establish the compensation of the president and chief executive officer of the Company, subject to ratification by the Board; (ii) approve the compensation, based on the recommendations of the senior executive officers, of certain other senior executives of the Company and its subsidiaries; (iii) periodically review the succession plans for the Company's executive officers; (iv) serve as the administrative committee for the Company's stock option, incentive stock and other equity-based plans; and (v) act as the compensation committee of outside directors under Section 162(m) of the Internal Revenue Code. The Compensation Committee held one meeting during Fiscal 2003 and took no action by written consent during Fiscal 2003.

        The Nominating and Governance Committee consists of Mr. Richards (Chairman) and Mr. Dawson. Each member of the Nominating and Governance Committee is "independent" within the meaning of the applicable listing standards of The NASDAQ Stock Market. The functions of the Nominating and Governance Committee are to: (i) recommend nominees to stand for election at annual stockholders meetings, to fill vacancies on the Board and to serve on committees of the Board; (ii) establish procedures and assist in identifying candidates for Board membership; (iii) review the qualifications of candidates for Board membership; (iv) review compensation arrangements in effect for non-management members of the Board and recommend changes deemed appropriate; (v) establish and review, for recommendation to the Board, guidelines and policies on the size and composition of the Board, the structure, composition and functions of the committees of the Board, and other significant corporate governance principles and procedures; (vi) monitor compliance by the non-management directors with the Company's Code of Business Conduct and Ethics; (vii) develop succession plans for the directors; and (viii) undertake additional activities within the scope of the primary functions of the Nominating and Governance Committee as it and the Board may determine. The Nominating and Governance Committee may from time to time engage director search firms to assist it in identifying and evaluating potential Board candidates. The Nominating and Governance Committee did not meet in Fiscal 2003 and took no action by written consent during Fiscal 2003.

        The Nominating and Governance Committee will consider candidates nominated by stockholders in accordance with the procedures set forth in the Company's bylaws. Under the Company's bylaws, nominations, other than those made by the Board or the Nominating and Governance Committee, must be made pursuant to timely notice in proper written form to the Secretary of the Company. To be timely, a stockholder's request to nominate a person for election to the Board at an annual meeting of stockholders, together with the written consent of such person to serve as a director, must be received by the Secretary of the Company not less than 90 days nor more than 150 days prior to the date of such annual meeting of stockholders. To be in proper written form, the notice must contain certain information concerning the nominee and the stockholder submitting the nomination.

        The Board has adopted guidelines for selecting candidates for election to the Board. Under these guidelines, each director should:

  •
  be an individual of the highest character and integrity and have an inquiring mind, vision and the ability to work well with others;

  •
  be free of any conflict of interest which would violate any applicable law or regulation or interfere with the proper performance of the responsibilities of a director;

  •
  possess substantial and significant experience which would be of value to the Company in the performance of the duties of a director; and

  •
  have sufficient time available to devote to the affairs of the Company in order to carry out the responsibilities of a director.

        The Nominating and Governance Committee will evaluate eligible stockholder-nominated candidates for election to the Board in accordance with the Corporate Governance Guidelines. The full text of the Corporate Governance Guidelines is attached as Appendix A to the charter of the Nominating and Governance Committee, which is available on the Company's web site described above.

        The Company has a policy that requires Board members to attend the annual meeting of stockholders. All of the directors attended the 2002 annual meeting of stockholders. The Company expects that at least a majority of the directors will attend the 2003 annual meeting of stockholders.

Director Compensation

        Non-employee Directors are paid a fee of $1,000 for attendance at each meeting of the Board. In addition, non-employee committee members are paid a fee of $1,000 for attendance at each committee meeting. Directors are also reimbursed for their ordinary and necessary expenses incurred in attending meetings of the Board or a committee thereof.

        Non-employee Directors are also eligible for stock option grants under the Company's 2003 Stock Option Plan. The number of shares subject to options, as well as the other terms and conditions of the awards (such as vesting and exercisability schedules and termination provisions) are within the discretion of the Compensation Committee. During Fiscal 2003, 50,000 options were granted to the non-employee Directors.

PROPOSAL NO. 2
APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS

        Subject to approval by the stockholders, the Board of Directors of the Company has selected Grant Thornton LLP as independent public accountants of the Company for its fiscal year ending June 30, 2004. Grant Thornton LLP has acted in such capacity for the Company since April 2, 2002 and has reported that neither the firm nor any of its partners has any material direct or indirect financial interest in the Company, other than as independent public accountants.

        Representatives of Grant Thornton LLP will be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

        The client-auditor relationship between the Company and KPMG LLP, the Company's former accountants, terminated on August 9, 2002 upon completion of the audit of the Company's consolidated financial statements as of and for the year ended February 3, 2001. The termination of the client-auditor relationship was recommended and approved by the Board.

        In connection with the audits of the two fiscal years ended February 3, 2001, there were no disagreements with KPMG LLP on any matters of accounting principles or practices, financial statement disclosures, or auditing scope and procedures, which disagreements, if not resolved to their satisfaction, would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.

        The audit reports of KPMG LLP on the consolidated financial statements of the Company as of and for the fiscal years ended January 29, 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, except as follows:

        KPMG LLP's report on the consolidated financial statements of Xponential, Inc. and subsidiaries as of January 29, 2000 and January 30, 1999 and for each of the years in the three-year period ended January 29, 2000, contained a separate paragraph stating that "the Company has suffered recurring losses from operations, negative cash flows, and is currently experiencing significant difficulties in meeting its obligations. These factors raise substantial doubt about the Company's ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 10. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

        The affirmative vote of a majority of the votes cast on this proposal shall constitute ratification of Grant Thornton LLP as the Company's independent auditors for the fiscal year ending June 30, 2004. Abstentions and broker non-votes will not be counted as voting and, therefore, will have no impact on the approval of the proposal.

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT PUBLIC ACCOUNTANTS OF THE COMPANY FOR ITS FISCAL YEAR ENDING JUNE 30, 2004.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth as of February 29, 2004 certain information with respect to the number of shares of voting securities beneficially owned by (i) each person who is known by the Company to beneficially own more than five percent (5%) of the Company's outstanding voting shares,

(ii) the directors and certain executive officers of the Company, individually; and (iii) the directors and all executive officers of the Company as a group.

Name of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership(1)		Percent of Class(2)
John R. Boudreau(3)	Common	100,000 shares	(4)	4.30%
Robert W. Schleizer(3)	Common	100,000 shares	(5)	4.30%
Jeffrey A. Cummer(6)	Common	546,797 shares	(7)(8)	23.54%
Jeffrey A. Cummer	Series A Preferred	334,770 shares	(9)	31.24%
Dwayne A. Moyers(6)	Common	392,481 shares	(7)(10)	16.72%
Dwayne A. Moyers	Series A Preferred	223,055 shares	(11)	20.81%
James R. Richards(12)	Common	35,000 shares	(13)	1.48%
Roger F. Hogan(3)	Common	10,000 shares	(14)	*
Carroll Dawson(15)	Common	19,274 shares	(16)	*
Carroll Dawson	Series A Preferred	5,778 shares	(17)	*
All directors and executive officers as a group (7 persons)	Common	1,018,558 shares	(18)	42.55%
All directors and executive officers as a group (7 persons)	Series A Preferred	448,350 shares	(19)	41.84%
SMH Capital Advisors, Inc.(6)	Common	524,072 shares	(20)	22.56%
Investors Strategic Partners I, Ltd.(6)	Common	184,994 shares	(21)	7.96%

*
Less than 1% of the outstanding shares of the class.

(1)
Unless otherwise noted, the Company believes that each person named has sole voting and investment power with respect to all shares beneficially owned by such persons.

(2)
Based on 2,322,862 shares of Common Stock issued and outstanding on February 29, 2004, as adjusted for the conversion of shares of Series B Preferred Stock into shares of Common Stock and the exercise of options exercisable within sixty days from February 29, 2004 for a specific stockholder pursuant to Rule 13d-3(d)(1) under the 1934 Act; and based on 1,071,636 shares of Series A Preferred Stock issued and outstanding on February 29, 2004. The shares of Series A Preferred Stock are not convertible and have no voting rights except as required by law.

(3)
The business address for Mr. Boudreau, Mr. Schleizer and Mr. Hogan is 2175 Old Concord Road SE, Suite 200, Smyrna, Georgia 30080.

(4)
Represents 100,000 shares of Common Stock owned directly.

(5)
Represents 75,000 shares of Common Stock owned directly and 25,000 shares of Common Stock owned by Tatum CFO Partners, LLP ("Tatum"). Mr. Schleizer is a limited partner of Tatum.

(6)
The business address for Mr. Cummer, Mr. Moyers, SMH Capital Advisors, Inc. and Investors Strategic Partners I, Ltd. is 4800 Overton Plaza, Suite 300, Fort Worth, Texas 76109.

(7)
Does not include 524,072 shares of Common Stock owned by various investors for which voting and dispositive power in certain cases is held by SMH Capital Advisors, Inc., of which Mr. Cummer and Mr. Moyers are officers and directors.

(8)
Represents 9,457 shares of Common Stock owned directly, 352,346 shares of Common Stock issuable upon conversion of 102,427 shares of Series B Preferred Stock owned directly and 184,994 shares of Common Stock issuable upon conversion of 53,778 shares of Series B Preferred owned by ISP, of which HCP is the general partner. Mr. Cummer is an officer, director and shareholder of HCP and shares voting and investment power with Mr. Moyers with respect to the shares owned by ISP.

(9)
Represents 219,517 shares of Series A Preferred Stock owned directly and 115,253 shares of Series A Preferred Stock owned by ISP that are beneficially owned by both Mr. Cummer and Mr. Moyers.

(10)
Represents 9,457 shares of Common Stock owned directly, 173,030 shares of Common Stock issuable upon conversion of 50,300 shares of Series B Preferred Stock owned directly, 25,000 shares of Common Stock which Mr. Moyers has the right to acquire within sixty days from February 29, 2004 pursuant to options granted to him under the Company's 2003 Stock Option Plan, and 184,994 shares of Common Stock issuable upon conversion of 53,778 shares of Series B Preferred Stock owned by ISP. Mr. Moyers is an officer, director and shareholder of HCP, the general partner of ISP, and shares voting and investment power with Mr. Cummer with respect to the shares owned by ISP.

(11)
Represents 107,802 shares of Series A Preferred Stock owned directly and 115,253 shares of Series A Preferred Stock owned by ISP that are beneficially owned by both Mr. Cummer and Mr. Moyers.

(12)
Mr. Richards' business address is 1601 Main Street, Suite 300, Dallas, Texas 75201.

(13)
Represents 35,000 shares of Common Stock which Mr. Richards has the right to acquire within sixty days from February 29, 2004 pursuant to options granted to him under the Company's 2003 Stock Option Plan.

(14)
Represents 10,000 shares of Common Stock owned directly.

(15)
Mr. Dawson's business address is 1108 South Main Street, Weatherford, Texas 76086.

(16)
Represents 9,274 shares of Common Stock issuable upon conversion of 2,696 shares of Series B Preferred Stock owned by Dawson Properties, Ltd., a Texas limited partnership ("Dawson Properties") of which Mr. Dawson is general partner, and 10,000 shares of Common Stock which Mr. Dawson has the right to acquire within sixty days from February 29, 2004 pursuant to options granted to him under the Company's 2003 Stock Option Plan.

(17)
Represents 5,778 shares of Series A Preferred Stock owned by Dawson Properties, of which Mr. Dawson is general partner.

(18)
Represents 228,914 shares of Common Stock owned directly by directors and executive officers, 70,000 shares of Common Stock which the directors and executive officers have the right to acquire within sixty days from February 29, 2004 pursuant to options granted to them under the Company's 2003 Stock Option Plan, 534,650 shares of Common Stock issuable upon conversion of 155,423 shares of Series B Preferred Stock owned directly by directors and executive officers, and 184,994 shares of Common Stock issuable upon conversion of 53,778 shares of Series B Preferred Stock owned by ISP that are beneficially owned by Mr. Cummer and Mr. Moyers.

(19)
Represents 333,097 shares of Series A Preferred Stock owned directly by directors and executive officers, and 115,253 shares of Series A Preferred Stock owned by ISP that are beneficially owned by Mr. Cummer and Mr. Moyers.

(20)
These shares are owned by various investors for which voting and dispositive power in certain cases is held by SMH Capital Advisors, Inc.

(21)
Represents 184,994 shares of Common Stock issuable upon conversion of 53,778 shares of Series B Preferred Stock.

EXECUTIVE COMPENSATION

Summary of Executive Compensation

        The following table sets forth the cash and noncash compensation for the fiscal year ended June 30, 2003 ("Fiscal 2003"), the twelve months ended June 30, 2002, the fiscal year ended February 2, 2002 ("Fiscal 2001") and the fiscal year ended February 3, 2001 ("Fiscal 2000") of (i) the individual who served as the Chief Executive Officer of the Company during Fiscal 2003 and (ii) the four other most highly compensated executive officers of the Company who were serving as executive officers as of the end of Fiscal 2003 and whose total annual salary and bonus exceeded $100,000 (collectively, the "Named Executive Officers").

SUMMARY COMPENSATION TABLE

	Annual Compensation(1)				Long-Term Compensation Awards
Name and Principal Position	Year		Salary($)	Bonus($)	Securities Underlying Options (#)
John R. Boudreau(2) Chairman of the Board, President and Chief Executive Officer	2003 2002 2001 2000	*	144,000 144,554 89,169 —	150,000 — — —	130,000 — — —
Robert W. Schleizer(3) Chief Financial Officer, Executive Vice President and Treasurer	2003 2002 2001 2000	*	180,000 245,762 270,375 —	150,000 — — —	130,000 — — —
Roger F. Hogan(4) Chief Operating Officer	2003 2002 2001 2000	*	110,000 91,000 67,333 —	36,271 — 24,289 —	25,000 — — —
Dwayne A. Moyers(5)(6) Chairman of the Board and Vice President	2003 2002 2001 2000	*	134,135 2,000 — —	— — — —	55,000 — — —
Jeffrey A. Cummer(6)(7) Vice President	2003 2002 2001 2000	*	134,135 — — —	— — — —	30,000 — — —

*
On May 24, 2002 the Board of Directors changed the Company's fiscal year end from the Saturday nearest January 31 to June 30. The amounts listed for the twelve months ended June 30, 2002 include the last eight months of Fiscal 2001, resulting in an overlap period of eight months.

(1)
The Named Executive Officers received personal benefits in addition to salary and bonuses, the aggregate amount of which did not exceed the lesser of $50,000 or 10% of the total of their annual salary and bonus, and is therefore not required to be reported.

(2)
Mr. Boudreau was appointed Chairman of the Board, President and Chief Executive Officer in June 2001. He resigned as Chairman in September 2002, as a director in February 2004 and as President and Chief Executive Officer in March 2004.

(3)
Mr. Schleizer is a partner with Tatum CFO Partners, LLP ("Tatum"), which receives a resource fee equal to 20% of Mr. Schleizer's salary. Tatum received total payments of $36,000, $19,407 and $37,913 in Fiscal 2003, the twelve months ended June 30, 2002 and Fiscal 2001, respectively.

(4)
Mr. Hogan joined the Company in November 1994 as a store associate. He was promoted to Store Manager in April 1995, District Manager in August 1995, Regional Manager in January 2001, and to Chief Operating Officer in October 2001.

(5)
Mr. Moyers was appointed Chief Executive Officer in March 2004 and Vice President in August 2002 and Chairman of the Board in September 2002. Compensation for the twelve months ended June 30, 2002 represents directors' fees.

(6)
Compensation for 2003 includes salary and a one time investment fee of $75,000 in connection with the Merger.

(7)
Mr. Cummer was appointed Vice President in August 2002.

Option Grants to Executives

        The following table sets forth the individual grants of stock options made during Fiscal 2003 to the Named Executive Officers:

OPTION GRANTS IN LAST FISCAL YEAR

Individual Grants
Name	Number of Securities Underlying Options Granted(#)(1)		Percent of Total Options Granted to Employees in Fiscal Year		Exercise or Base Price ($/Sh)		Expiration Date
John R. Boudreau	100,000(2 30,000(3	) )	24.69 7.41	% %	$ $	1.00 1.00	02-28-13 02-28-13
Robert W. Schleizer(4)	100,000(2 30,000(3	) )	24.69 7.41	% %	$ $	1.00 1.00	02-28-13 02-28-13
Roger F. Hogan	10,000(2 15,000(3	) )	2.47 3.70	% %	$ $	1.00 1.00	02-28-13 02-28-13
Dwayne A. Moyers	25,000(2 30,000(3	) )	6.17 7.41	% %	$ $	1.00 1.00	02-28-13 02-28-13
Jeffrey A. Cummer	30,000(3)		7.41%			$1.00	02-28-13

(1)
All options were granted pursuant to the Company's 2003 Stock Option Plan and have a term of ten (10) years from the date of grant. The option exercise prices were the fair market value on the date of grant.

(2)
These options vested in full on the date of grant.

(3)
These options were granted contingent on the Company achieving EBITDA of $500,000 for the fiscal year ended June 30, 2003. The threshold was achieved, and the options will vest two-thirds on June 30, 2004 and one-third on June 30, 2005.

(4)
Mr. Schleizer is a partner with Tatum CFO Partners, LLP, which received 25% of the options granted to Mr. Schleizer.

Option Exercises and Values

        No options were exercised by the Named Executive Officers during Fiscal 2003. The following table sets forth the value of unexercised options at the end of Fiscal 2003 for the Named Executive Officers:

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
AND FISCAL YEAR END OPTION VALUES

Name	Number of Securities Underlying Unexercised Options at Fiscal Year End (#) Exercisable/ Unexercisable	Value of Unexercised In-The-Money Options at Fiscal Year End ($) Exercisable/ Unexercisable(1)
John R. Boudreau	100,000 / 30,000	$100,000 / $30,000
Robert W. Schleizer	100,000 / 30,000	$100,000 / $30,000
Roger F. Hogan	10,000 / 15,000	$10,000 / $15,000
Dwayne A. Moyers	25,000 / 30,000	$25,000 / $30,000
Jeffrey A. Cummer	0 / 30,000	$0 / $30,000

(1)
The fair market value of the underlying Common Stock for purposes of this table was $1.00 per share at June 30, 2003.

Employment Contracts and Termination of Employment and Change-in-Control Arrangements

        The Company has not entered into any compensatory plan or arrangement, including payments to be received from the Company, for any of the Named Executive Officers that will result from any termination of employment, a change in control of the Company, or a change in the officer's responsibilities following a change in control of the Company, in which the amount involved, including all periodic payments or installments, exceeds $100,000.

COMPENSATION COMMITTEE REPORT

Overview

        The Compensation Committee of the Board, among other tasks, supervises the Company's executive compensation. The Company seeks to provide executive compensation that will support the achievement of the Company's financial goals while attracting and retaining talented executives and rewarding superior performance. In performing this function, the Compensation Committee reviews executive compensation surveys and other available information and may consult with independent compensation consultants.

        The Company seeks to provide an overall level of compensation to the Company's executives that are competitive within the pawnshop industry and other companies of comparable size and complexity. Compensation in any particular case may vary from any industry average on the basis of annual and long-term Company performance as well as individual performance. The Compensation Committee will exercise its discretion to set compensation where in its judgment external, internal, or individual circumstances warrant it.

        In general, the Company compensates its executive officers through a combination of base salary and long-term incentive compensation in the form of stock options.

Base Salary

        Base salary levels for the Company's executive officers are set generally to be competitive in relation to the salary levels of executives at other companies in the pawnshop industry or other companies of comparable size, taking into consideration the position's complexity, responsibility and need for special expertise. In reviewing salaries, the Compensation Committee takes into consideration executive compensation surveys and other available information and individual experience and performance.

Long-Term Incentive Compensation

        The Company provides long-term incentive compensation through the 2003 Stock Option Plan and the 2003 Stock Incentive Plan. The number of shares covered by any grant is generally determined by the then current stock price, subject in certain circumstances, to vesting requirements. In special cases, grants may be made to reflect increased responsibilities or reward extraordinary performance.

Chief Executive Officer Compensation

        Mr. Boudreau was named Chief Executive Officer of the Company in June 2001. He resigned as a director in February 2004 and as President and Chief Executive Officer in March 2004, and Dwayne A. Moyers was appointed Chief Executive Officer of the Company in March 2004. Mr. Boudreau's base salary was $144,000 for Fiscal 2003, and he received a bonus of $150,000 and the grant of 130,000 stock options during Fiscal 2003. The Compensation Committee believes that the total cash compensation paid to Mr. Boudreau was appropriate in light of the Company's accomplishments during Fiscal 2003, including completing the restructuring of the Company's operations and emergence from bankruptcy.

        These accomplishments also support the Compensation Committee's belief that the Fiscal 2003 cash compensation of the Company's other executive officers was set at appropriate levels.

                      Compensation Committee

                      James R. Richards, Chairman
                      Carroll Dawson

Compensation Committee Interlocks and Insider Participation

        None of the members of the Compensation Committee is an officer, former officer or employee of the Company or any subsidiary of the Company. No interlocking relationship exists between the members of the Board or the Compensation Committee and the board of directors or compensation committee of any other company.

PERFORMANCE GRAPH

        The following Performance Graph shows the changes since January 29, 1999 in the value of $100.00 invested in (1) the Company's Common Stock, (2) the NASDAQ Stock Market—U.S. Index, and (3) the common stock of a peer group of companies whose returns are weighted according to their respective market capitalizations. The values of each investment are based on share price changes and the reinvestment of dividends, if any. The peer group selected by the Company includes the Company, Cash America International, Inc., First Cash Financial Services, Inc., and EZCORP, Inc.

        The comparisons shown in the following Performance Graph are based upon historical data. The Company cautions that the stock price performance shown in the Performance Graph below is not indicative of, nor intended to forecast, the potential future performance of the Company's Common Stock.

        On July 9, 2001 the Company filed a voluntary petition for relief under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Northern District of Texas, Fort Worth Division (the "Bankruptcy Court") in the case of Xponential, Inc., Debtor, Case No. 01-44957-BJH-11. On May 31, 2002 (the "Effective Date"), pursuant to the terms of the Plan of Reorganization, filed by the Company and confirmed by the Bankruptcy Court, the Company cancelled all equity interests of its common and preferred stockholders and interests of any holders of options or warrants for no value and issued a total of 2,079,948 shares of Common Stock to its unsecured creditors in satisfaction of their unsecured claims. Therefore, the historical data reflected in the following Performance Graph prior to the Effective Date may not be representative of the future performance of the reorganized Company. The Company's Common Stock price is based on its current book value. The Company's Common Stock has not been publicly traded since 2001 prior to the Company's bankruptcy filing.

        Information used in the Performance Graph was obtained from Media General Financial Services, Inc., a source believed to be reliable, but the Company is not responsible for any errors or omissions in such information.

PERFORMANCE GRAPH OF CUMULATIVE TOTAL
RETURN AMONG XPONENTIAL, INC., THE NASDAQ
STOCK MARKET—U.S. INDEX AND PEER GROUP

	01/29/99	01/28/00	02/02/01	02/01/02	06/28/02	06/30/03
Xponential, Inc.	$100.00	$100.00	$8.24	$1.40	$0.61	$30.78
NASDAQ—U.S. Index	$100.00	$149.59	$107.10	$75.46	$57.85	$64.33
Peer Group	$100.00	$59.44	$32.44	$51.77	$58.96	$85.27

AUDIT COMMITTEE REPORT

        The primary purpose of the Audit Committee is to assist the Board in its general oversight of the Company's financial reporting process, and is more fully described in its charter, a copy of which is attached to this Proxy Statement as Appendix A.

        Management is responsible for the preparation, presentation, and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Company's independent auditors are responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

        Grant Thornton LLP served as the Company's independent auditors for Fiscal 2003.

        The Audit Committee has reviewed the fees billed by Grant Thornton LLP to the Company with respect to Fiscal 2002 and Fiscal 2003, which consist of the following:

        Audit Fees.    The aggregate fees billed for professional services rendered by Grant Thornton LLP for both the audit of the Company's financial statements as of and for the fiscal year ended June 30, 2002 and 2003 and the review of the financial statements included in the Company's Quarterly Reports on Form 10-Q and Form 10-QSB for Fiscal 2002 and Fiscal 2003 were $71,134.48 in Fiscal 2002 and $104,993.00 in Fiscal 2003. These fees were approved by the Audit Committee.

        Audit-Related Fees.    The aggregate fees billed by Grant Thornton LLP for audit-related services were $3,450.00 in Fiscal 2002 and $0 in Fiscal 2003. These services in Fiscal 2002 consisted of review of the Company's proxy statement and attendance at the 2003 annual shareholders meeting. These were no audit related services billed in Fiscal 2003.

        Tax Fees.    The aggregate fees billed by Grant Thornton LLP for tax services were $0 in Fiscal 2002 and $0 in Fiscal 2003. These were no tax services provided by Grant Thornton LLP in Fiscal 2002 or Fiscal 2003.

        All Other Fees.    The aggregate fees billed by Grant Thornton LLP for all other services were $0 in Fiscal 2002 and $23,640.00 in Fiscal 2003. These were no other services provided in Fiscal 2002. These services in Fiscal 2003 consisted of review of the Company's Form SB-2 filed on January 26, 2004.

        Under its Charter, the Audit Committee must pre-approve all engagements of the Company's independent auditors unless and exception to such pre-approval exits under the 1934 Act or the rules of the Securities and Exchange Commission. Each year the independent auditors' retention to audit the Company's financial statements, including the associated fee, is approved by the Audit Committee. At the beginning of the fiscal year the Audit Committee will evaluate other known potential engagements of the independent auditors, including the scope of the work proposed to be performed and the proposed fees, and approve or reject each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent auditors' independence from management. At each subsequent Audit Committee meeting the Audit Committee will receive updates on the services actually provided by the independent auditors and management may present additional services for approval. During Fiscal 2003 each new engagement of Grant Thornton was approved in advance by the Audit Committee.

        The Committee has reviewed and discussed the audited financial statements of the Company for Fiscal 2003 with the Company's management and has discussed with Grant Thornton LLP the matters required to be discussed by Statements on Auditing Standards Board Standard No. 61, as amended, Communication with Audit Committees. In addition, Grant Thornton LLP has provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee has discussed with Grant Thornton LLP their independence.

        Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for Fiscal 2003 for filing with the Securities and Exchange Commission.

                      Audit Committee

                      James R. Richards, Chairman
                      Carroll Dawson

        In the opinion of the Board, no member of the Audit Committee has a relationship with the Company that would interfere with the exercise of that member's independent judgment in carrying out the responsibilities of a director.

OTHER DIRECTOR AND EXECUTIVE OFFICER INFORMATION

Certain Relationships and Related Party Transactions

        The Company was not a party to any transactions or series of transactions with directors, nominees for directors, or executive officers in amounts exceeding $60,000 during Fiscal 2003 other than the following:

        Effective August 30, 2002, C/M Holdings, Inc., a Texas corporation ("CMHI"), an affiliate of Jeffrey A. Cummer and Dwayne A. Moyers, directors and officers of the Company, was merged with and into the Company (the "Merger"). In connection with the Merger, Mr. Cummer and Mr. Moyers, in addition to securities received on a pro rata basis with other security holders of the classes issued, each received a one-time investment fee of $75,000 from the Company.

        During Fiscal 2001 the Company secured a $600,000 subordinated credit facility from Hulen Pawn Shop Investors, L.L.C. (the "Hulen Note"), an affiliate of Jeffrey A. Cummer and Dwayne A. Moyers, which loan was approved by the Bankruptcy Court on July 16, 2001. The Hulen Note had a maturity date of December 31, 2002, bore interest at a rate of the prevailing prime rate plus 5%, and was convertible, at the option of the lender, into up to 12% of the Company's Common Stock after reorganization. The Hulen Note was repaid in full in September 2002.

        On October 3, 2003 the Company purchased from American IronHorse Motorcycle Company, Inc. ("American IronHorse") a $1,000,000 principal amount 12% secured subordinated note due September 30, 2004 (the "2003 Note") and a warrant to purchase 100,000 shares of common stock of American IronHorse at $15.00 per share. In connection with the purchase of such securities, American IronHorse granted to the Company for a period of thirty (30) days immediately following December 31, 2003, the right to purchase up to 166,666 shares of common stock of American IronHorse at $6.00 per share (the "Additional Shares"). On January 30, 2004 the Company elected to purchase the Additional Shares by converting the unpaid principal balance of, and the accrued but unpaid interest on, the 2003 Note. In connection with the purchase of the 2003 Note, the Company received a fee of 5% of the purchase price, or $50,000, and will receive an additional $50,000 fee in connection with the purchase of the Additional Shares. As of February 29, 2004 Dwayne A. Moyers and Jeffrey A. Cummer, directors and officers of the Company, are, directly and through affiliates, holders of 1,728,601 shares, or 36.88%, of the outstanding common stock of American IronHorse. Mr. Moyers is also a director of American IronHorse.

        On December 22, 2003 the Company subscribed for 225,000 shares of common stock of American IronHorse pursuant to a rights offering by American IronHorse at $6.00 per share (total $1,350,000). In December 2003 the Company purchased 17,370 shares of common stock of American IronHorse from a former employee for $104,220. In December 2003 the Company also purchased a total of $104,000 in principal amount of American IronHorse notes from a terminated employee and her family members for $104,815, which was subsequently converted into 10,154 shares of common stock of American IronHorse.

        In connection with the Company's investment in American IronHorse, on October 3, 2003 the Company's subsidiary Xponential Advisors, Inc. entered into a management agreement with American IronHorse. Management services are provided by John R. Boudreau and Robert W. Schleizer, who are also officers and directors of the Company, and other employees of the Company. Mr. Boudreau is serving as the President of American IronHorse. For these services, Xponential Advisors, Inc. receives a management fee of $5,700 per week plus twenty-five shares of common stock of American IronHorse for each hour worked by Mr. Schleizer. The management agreement terminates on July 31, 2004.

        Sanders Morris Harris, Inc., a related party which employs Jeffrey A. Cummer and Dwayne A. Moyers, directors and officers of the Company, executes security transactions for the Company. Commissions earned by Sanders Morris Harris, Inc. were $33,110 and $11,302 for the Fiscal 2004 First Quarter and for Fiscal 2003, respectively.

        No family relationship exists among the executive officers and directors of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the 1934 Act requires the Company's directors, executive officers and holders of more than ten percent (10%) of the Common Stock to file with the Securities and Exchange initial reports of ownership and reports of subsequent changes in ownership. Such persons are required by the regulations of the Securities and Exchange to furnish the Company with copies of all Section 16(a) reports they file with the Securities and Exchange Commission. The Securities and Exchange Commission has established specific due dates for these reports and the Company is required to disclose in this Proxy Statement any late filings or failures to file.

        Based solely on the Company's review of the copies of such forms (and amendments thereto) furnished to the Company and written representations from certain reporting persons that no additional reports were required, the Company believes that all the Company's directors, executive officers and holders of more than ten percent (10%) of the Common Stock complied with all Section 16(a) filing requirements during Fiscal 2003, with the exception of the following reports which were not timely filed. Mr. Cummer and Mr. Moyers each filed two late Form 4s to report a total of four private purchases of Common Stock and Series A Preferred Stock of the Company in October and November 2002 by Investors Strategic Partners I, Ltd., an affiliate of Mr. Cummer and Mr. Moyers. Upon discovery of the omissions, the relevant forms were immediately filed on November 20, 2002.

STOCKHOLDER PROPOSALS

        Stockholder proposals to be included in the Company's Proxy Statement relating to the next Annual Meeting of Stockholders must be received no later than November 15, 2004 at the Company's principal executive offices, 2175 Old Concord Road, Suite 200, Smyrna, Georgia 30080, Attention: Secretary. Stockholders of the Company who intend to nominate candidates for election as a director or to bring other business before the meeting must also comply with the applicable procedures set forth in the Company's Bylaws. See "Stockholder Nomination of Director Candidates." The Bylaws of the Company are available on the Company's web site at www.xponential.us.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB

        A copy of the Company's Annual Report on Form 10-KSB, as filed with the Securities and Exchange, will be furnished without charge to stockholders upon receipt by the Company of a request addressed to Xponential, Inc., 2175 Old Concord Road, Suite 200, Smyrna, Georgia 30080, Attention: Secretary.

        The enclosed form of proxy has been prepared at the direction of the Company, of which you are a stockholder, and is sent to you at the request of the Board. The proxies and attorneys-in-fact named herein have been designated by your Board.

        The Board urges you, even if you presently plan to attend the Annual Meeting, to execute the enclosed proxy and mail it as indicated immediately. You may revoke your proxy and vote in person if you are in fact able to attend the Annual Meeting.

                      XPONENTIAL, INC.

                      By Order of the Board of Directors,

                      Dwayne A. Moyers,
                      Chairman of the Board

March 15, 2004
Smyrna, Georgia

APPENDIX A

XPONENTIAL, INC.

AUDIT COMMITTEE
CHARTER

Purpose

        The purpose of the Audit Committee of the Board of Directors of Xponential, Inc. is to assist the Board of Directors in its oversight of financial accounting and reporting practices of the Company, the quality and integrity of the financial statements of the Company, the qualifications and independence of the Company's independent auditors, the performance of the Company's independent auditors and the Company's internal audit function and compliance with applicable legal, ethical and regulatory requirements and to prepare the report that the rules of the Securities and Exchange Commission require to be included in the Company's annual proxy statement. The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board of Directors and to report the results of its activities to the Board of Directors. It is not the responsibility of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management of the Company is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing the Company's financial statements.

Committee Composition

        The Committee shall be comprised of at least three members, consisting solely of (a) "independent" directors as defined by the rules of The NASDAQ Stock Market and the Securities and Exchange Commission, (b) who have not participated in the preparation of the financial statements of the Company or any subsidiary of the Company at any time during the past three years, and (c) who are able to read and understand fundamental financial statements, including a balance sheet, an income statement, and a cash flow statement. Committee members may enhance their familiarity with finance and accounting by participating in educational programs. The Board of Directors may determine that at least one member of the Committee shall be an "audit committee financial expert" as defined by the rules of the Securities and Exchange Commission.

        The members of the Committee will be appointed by the Board of Directors after taking into account the recommendations of the Nominating and Governance Committee. A member will serve until his or her successor is appointed, until his or her resignation from the Committee, until his or her position on the Committee is eliminated due to a reduction in the size of the Committee, until he or she is removed from the Committee by the Board of Directors, or until his or her service on the Board of Directors terminates. The chairperson of the Committee will be the member of the Committee appointed to serve in such capacity by the Board of Directors from time to time.

        Except as otherwise determined by the Board of Directors, no member of the Committee will simultaneously serve on the audit committees of more than two other public companies.

Meetings and Reports

        The Committee shall meet as frequently as the Committee deems necessary, but the Committee shall meet at least four times each year. Meetings of the Committee may be called by the chairperson of the Committee or otherwise as provided in the bylaws of the Company. The Committee shall report periodically to the Board of Directors regarding the Committee's activities, findings, conclusions and recommendations, including any material issues that arise with respect to the quality or integrity of the Company's financial statements, the Company's compliance with legal or regulatory requirements, the performance and independence of the company's independent auditors, and the performance of the internal audit function.

Responsibilities and Powers

        The Committee's responsibilities shall include the following:

        1.     Independent Auditors. The Committee shall have the ultimate authority and responsibility to select, retain, evaluate and, where appropriate, replace the independent auditors and to submit the selection of independent auditors for ratification by the stockholders in any proxy statement; provided that the Committee may consult with the Company's senior management regarding these matters. With respect to the independent auditors, the Committee shall have the following additional specific responsibilities:

          (a)   Approve all of the terms of engagement of the independent auditors, including the audit services within the scope of the engagement, and the fees to be paid to the independent auditors and review the appointment of and fee arrangements with any other external auditors employed for other specific audit purposes.

          (b)   At least annually, obtain and review a report by the independent auditors describing: (a) the independent auditors' internal quality-control procedures, (b) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and (c) any steps taken by the independent auditors to address any issues described in subparagraph (b).

          (c)   Receive the written disclosures and confirmation from the independent auditors required by Independence Standards Board Standard No.1 (Independence Discussions with Audit Committees), as may be modified or supplemented from time to time, discuss with the independent auditors the independent auditors' independence, including actively engaging in a dialog with the independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors, and take appropriate action in response to the independent auditors' report to satisfy itself of the independent auditors' independence.

          (d)   Periodically evaluate the independent auditors' qualifications, performance and independence and the experience and qualifications of the senior individuals assigned by the independent auditors to the Company's account, including the lead partner. This evaluation shall be based on a review of the report and the statement referred to above, as well as other factors deemed appropriate by the Committee. The evaluation shall also take into account the opinion of the Company's management and members of the Company's internal audit department. The Committee shall present the conclusions with respect to this evaluation to the full Board of Directors.

          (e)   Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and periodically consider whether the Company should regularly rotate its independent auditors.

          (f)    Initially establish and periodically review hiring policies for employees and former employees of the independent auditors, and periodically review a list of employees and former employees of the independent auditors hired by the Company and the positions for which they were hired.

        2.     Quarterly and Annual Financial Statements.

          (a)   Review each year the planned scope of the examination of the Company's financial statements by the independent auditors.

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          (b)   Review with management and the independent auditors the quarterly financial statements to be included in each of the Company's Quarterly Reports on Form 10-QSB and upon completion of their audit, the annual financial statements to be included in the Company's Annual Report on Form 10-KSB, and the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations."

          (c)   Review any disclosures made to the Committee by the Company's chief executive officer and chief financial officer regarding any significant deficiencies in the design or operation of the Company's internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data, material weaknesses in the Company's internal controls and any fraud involving management or other employees who have a significant role in the Company's internal controls.

          (d)   Review and discuss with the independent auditors and management (a) the development, selection, application and disclosure of all critical accounting policies and practices used in the audited financial statements, (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences, (d) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the Company's financial statements, and (e) any significant audit adjustments proposed by the independent auditors.

          (e)   Discuss with the independent auditors the matters required to be discussed by SAS 61 as may be modified or supplemented from time to time.

          (f)    Based on the review and discussions referred to in Sections A.3, B.2 and B.5, make a recommendation to the Board of Directors regarding inclusion of the audited financial statements in the Company's Annual Report on Form 10-KSB filed each year.

          (g)   Review any recommendations of the independent auditors resulting from the audit and monitor management's response in an effort to ensure that appropriate actions are taken.

          (h)   Review with the independent auditors any matter of significant disagreement between management and the independent auditors and any other problems or difficulties encountered during the course of the audit and management's response to such disagreements, problems or difficulties As part of this review, the Committee shall discuss with the independent auditors (a) any difficulties relating to any restrictions on the scope of the independent auditors' activities and (b) any difficulties relating to restrictions on the independent auditors' access to requested information. The Committee may also discuss with the independent auditors (a) any accounting adjustments that were noted or proposed by the independent auditors but that were "passed" by management as immaterial or otherwise, (b) any communications between the individuals assigned by the independent auditors to the Company's account and the independent auditors' national office relating to auditing or accounting issues presented by the engagement and (c) any management letter or internal control letter of a material nature issued or proposed to be issued by the independent auditors to the Company and the Company's response to any such letter.

        3.     Non-Audit Services.

          (a)   Review and pre-approve all permitted non-audit services to be performed by the independent auditor.

          (b)   Establish policies and procedures for the engagement of the independent auditor to provide permitted non-audit services.

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        4.     Internal Audit and Accounting.

          (a)   Monitor the staffing and competency of the internal audit department and significant changes in the duties and responsibilities of the internal audit department.

          (b)   Review the activities of the internal audit department, including the annual internal audit plan.

          (c)   Meet privately periodically (but at least three times each year) with the head of the Company's internal audit department to review the adequacy of the Company's internal controls, accounting policies and procedures, the internal audit function, and particular concerns of the Committee or the internal audit department.

          (d)   Meet privately periodically (but at least annually) with the independent auditors to review the adequacy of the Company's internal controls, accounting policies and procedures, the internal audit function (including responsibilities, budget and staffing), special audit steps adopted in light of material control deficiencies and particular concerns of the Committee or the independent auditors.

          (e)   Meet privately periodically (but at least annually) with management to review the adequacy of the Company's internal controls, accounting policies and procedures, the internal audit function, and particular concerns of the Committee or management.

          (f)    Review with management the status of tax returns and tax audits.

          (g)   Review expense account reimbursements of the Company's executive officers.

        5.     Risk Assessment and Risk Management.

          (a)   Periodically discuss with management the guidelines and policies that govern the process by which the Company assesses and manages risk.

          (b)   Periodically discuss with management the Company's major financial risk exposures and the steps that management has taken to assess, monitor and control such exposures.

        6.     Business Conduct and Ethics.

          (a)   Monitor the Company's policies and procedures regarding compliance with the Foreign Corrupt Practices Act.

          (b)   Monitor compliance with the Company's Code of Business Conduct and Ethics by the employees of the Company.

        7.     Special Investigations.

          (a)   Direct any special investigations concerning matters relating to the Company's financial statements, internal controls, compliance with applicable laws or business ethics.

          (b)   Initially establish and periodically review procedures for (a) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

        8.     Use of Advisors. In the course of fulfilling its duties, the Committee has authority to retain its own independent legal, accounting and other advisors in its sole discretion, including sole authority to approve the fees and other retention terms of any advisor and to terminate such advisor.

        9.     Other.

          (a)   Review and assess the adequacy of this Charter on at least an annual basis.

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          (b)   As required under the rules of the Securities and Exchange Commission, provide an Audit Committee Report to be included in the Company's annual proxy statement which:

            (1)   states whether the Committee has reviewed and discussed with management the Company's audited financial statements,

            (2)   states whether the Committee has discussed with the independent auditors the matters required to be discussed by SAS 61,

            (3)   states whether the Committee has received the written disclosures in the letter from the independent auditors required by Independence Standards Board Standard No. 1 and discussed with the independent auditors the independent auditors' independence,

            (4)   states whether the Committee has recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the last fiscal year for filing with the Securities and Exchange Commission,

            (5)   states whether the Committee has approved each engagement of the independent auditors to perform non-audit services requiring the Committee's approval under the Company's Policy Regarding Non-Audit Services, and

            (6)   states whether the Committee has considered whether the provision of non-audit services is compatible with the independent auditors' independence and satisfied itself as to the independence of the independent auditors.

          (c)   Periodically discuss with management the types of information to be disclosed in the Company's earnings releases, including the use of non-GAAP financial measures, and the manner in which this information will be presented.

          (d)   Discuss with management and the independent auditors the quarterly and annual reported earnings of the Company prior to the release of this information to the public and discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The Chairman of the Committee may represent the entire Committee for the purposes of these discussions and reviews.

          (e)   Periodically discuss with management the types of financial information and earnings guidance to be disclosed to analysts and, if applicable, rating agencies, and the manner in which this information will be presented.

          (f)    Monitor any litigation involving the Company which may have a material financial impact on the Company or relate to matters entrusted to the Committee.

          (g)   The Committee shall be available at all times to receive reports, suggestions, questions or recommendations relating to the matters for which it has responsibility from the independent auditors, the internal audit department, or management personnel.

Annual Evaluation

        The Committee will evaluate its performance on an annual basis.

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PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF XPONENTIAL, INC.
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 23, 2004
XPONENTIAL, INC.

The undersigned, having received the notice and accompanying Proxy Statement for said meeting hereby appoints Robert W. Schleizer and Dwayne A. Moyers, and each of them, with full power of substitution, as the undersigned's proxy and attorney-in-fact to vote at the Annual Meeting of Stockholders of Xponential, Inc. to be held April 23, 2004, or at any adjournment thereof, all shares of Xponential, Inc. which the undersigned may be entitled to vote.

THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES UNDER PROPOSAL 1 AND FOR PROPOSAL 2, AND ON ANY OTHER BUSINESS, IN THE DISCRETION OF THE PROXIES.

☐ FOR ALL NOMINEES (except as indicated to the contrary below)

☐ WITHHOLD AUTHORITY to vote for all the nominees

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

ITEM 1—Election of Directors Common Stock Director Nominees    James R. Richards    Robert W. Schleizer    Carroll Dawson

(To withhold authority to vote for any individual nominee, print the nominee's name).

(PLEASE COMPLETE, SIGN AND DATE THIS CARD ON THE NEXT PAGE)

(CONTINUED FROM OTHER SIDE)

Please mark your votes as in this example. ☒

ITEM 2—Proposal to approve the appointment of Grant Thornton LLP as independent public accountants of the Company for its fiscal year ending June 30, 2004.	FOR ☐	AGAINST ☐	ABSTAIN ☐

ITEM 3—In their discretion upon such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING    ☐

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE EVEN IF YOU PLAN TO ATTEND THE MEETING. If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.

Dated ______________ , 2004
Signature ______________
Signature ______________
IMPORTANT: PLEASE DATE AND SIGN EXACTLY AS THE NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A COMPANY, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF XPONENTIAL, INC.
FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 23, 2004
XPONENTIAL, INC.

The undersigned, having received the notice and accompanying Proxy Statement for said meeting hereby appoints Robert W. Schleizer and Dwayne A. Moyers, and each of them, with full power of substitution, as the undersigned's proxy and attorney-in-fact to vote at the Annual Meeting of Stockholders of Xponential, Inc. to be held April 23, 2004, or at any adjournment thereof, all shares of Xponential, Inc. which the undersigned may be entitled to vote.

THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES UNDER PROPOSAL 1 AND FOR PROPOSAL 2, AND ON ANY OTHER BUSINESS, IN THE DISCRETION OF THE PROXIES.

☐ FOR ALL NOMINEES (except as indicated to the contrary below)

☐ WITHHOLD AUTHORITY to vote for all the nominees

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

ITEM 1—Election of Directors Series B Preferred Director Nominees    Jeffrey A. Cummer    Dwayne A. Moyers

(To withhold authority to vote for any individual nominee, print the nominee's name).

(PLEASE COMPLETE, SIGN AND DATE THIS CARD ON THE NEXT PAGE)

(CONTINUED FROM OTHER SIDE)

Please mark your votes as in this example. ☒

ITEM 2—Proposal to approve the appointment of Grant Thornton LLP as independent public accountants of the Company for its fiscal year ending June 30, 2004.	FOR ☐	AGAINST ☐	ABSTAIN ☐

ITEM 3—In their discretion upon such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING    ☐

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE EVEN IF YOU PLAN TO ATTEND THE MEETING. If you receive more than one proxy card, please sign and return ALL cards in the enclosed envelope.

Dated ______________ , 2004
Signature ______________
Signature ______________
IMPORTANT: PLEASE DATE AND SIGN EXACTLY AS THE NAME APPEARS HEREON. WHEN SHARES ARE HELD BY JOINT TENANTS, BOTH SHOULD SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH. IF A COMPANY, PLEASE SIGN IN FULL CORPORATE NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AUTHORIZED PERSON.

QuickLinks

INTRODUCTION
OUTSTANDING SHARES
ACTION TO BE TAKEN UNDER THE PROXY
REVOCATION OF PROXIES
QUORUM AND VOTING REQUIREMENTS
SOLICITATION OF PROXIES
RECENT DEVELOPMENTS
REFERENCES TO FISCAL YEARS
PROPOSAL NO. 1 ELECTION OF DIRECTORS
PROPOSAL NO. 2 APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
EXECUTIVE COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES
COMPENSATION COMMITTEE REPORT
PERFORMANCE GRAPH
PERFORMANCE GRAPH OF CUMULATIVE TOTAL RETURN AMONG XPONENTIAL, INC., THE NASDAQ STOCK MARKET—U.S. INDEX AND PEER GROUP
AUDIT COMMITTEE REPORT
OTHER DIRECTOR AND EXECUTIVE OFFICER INFORMATION
STOCKHOLDER PROPOSALS
AVAILABILITY OF ANNUAL REPORT ON FORM 10-KSB
APPENDIX A XPONENTIAL, INC. AUDIT COMMITTEE CHARTER